UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2020

HOMETRUST BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-35593	45-5055422
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Woodfin Street, Asheville, North Carolina	28801
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (828) 259-3939

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	HTBI	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;
Compensatory Arrangements of Certain Officers
On October 27, 2020, C. Hunter Westbrook, who currently serves as Senior Executive Vice President and Chief Operating Officer of HomeTrust Bancshares, Inc. (the “Company”) and HomeTrust Bank, a wholly owned subsidiary of the Company (the “Bank”), was promoted to President of the Bank, effective October 28, 2020. Mr. Westbrook will continue to also serve as Chief Operating Officer of the Bank and as Senior Executive Vice President and Chief Operating Officer of the Company.
Mr. Westbrook’s age and a description of his business experience are set forth under “Item 1. Business-Information About Our Executive Officers” on page 36 of the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2020, and such information is incorporated herein by reference. There are no arrangements or understandings between Mr. Westbrook and any other person required to be disclosed pursuant to Item 401(b) of Regulation S-K. Mr. Westbrook has no family relationships required to be disclosed pursuant to Item 401(d) of Regulation S-K and has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.
On October 27, 2020, Mr. Westbrook’s employment agreement with the Company was amended, effective October 28, 2020, to reflect his promotion. A copy of the amendment is attached to this report as Exhibit 10.1 and is incorporated herein by reference.
On October 28, 2020, the Company issued a press release announcing Mr. Westbrook’s promotion. A copy of the press release is attached to this report as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description
10.1	Amendment No. Two dated as of October 27, 2020, to Amended and Restated Employment Agreement, dated as of September 11, 2018, by and between the Company and C. Hunter Westbrook
99.1	Press release, dated October 28, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOMETRUST BANCSHARES, INC.

Date: October 28, 2020	By:	/s/ Tony J. VunCannon
Tony J. VunCannon
Executive Vice President, Chief Financial Officer, Corporate Secretary and Treasurer

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